UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                 Investment Company Act file number 811-02306

                       OPPENHEIMER GROWTH FUND
               (Exact name of registrant as specified in charter)

             6803 SOUTH TUCSON WAY, CENTENNIAL, COLORADO 80112-3924
                    (Address of principal executive offices)
                                            (Zip code)
                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
                  498 Seventh Avenue, New York, New York 10018
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code: (303) 768-3200
                                                    --------------

Date of fiscal year end:  August 31

Date of reporting period:  September 1, 2002 - August 31, 2003



ITEM 1.  REPORTS TO STOCKHOLDERS.

FUND PERFORMANCE DISCUSSION

--------------------------------------------------------------------------------

How has the Fund performed? Below is a discussion by OppenheimerFunds, Inc., of the Fund's performance during its fiscal year ended August 31, 2003, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.
Management's Discussion of Fund Performance. Over the 12-month period, the Fund produced a total return of 5.70% for Class A shares at net asset value. This compares with a 12.06% total return for the Fund's benchmark, the S&P 500 Index, during the same period.
   For the fiscal year, the Fund delivered modest gains, but did lag its benchmark. The Fund's performance was driven primarily by the stock market's broadly based upward trend. Performance relative to the benchmark was adversely affected by the abrupt timing of the rally, and by the disproportionate strength of many speculative, low-quality issues, which the Fund's disciplined investment approach generally led us to avoid during the period. For instance, the beaten-down technology sector helped lead the market's rally. For the majority of the period, we remained underweight this sector, as we did not find many investments that fit our criteria. While this did change by the end of the fiscal year, our smaller tech allocation hurt the Fund's performance versus the S&P 500 during the period.
   The Fund's investment strategy focuses on companies that are in our opinion generating real growth by increasing sales and revenues, not those just experiencing a temporary rise in earnings from cost cutting methods. Specifically, we target companies currently producing greater-than-average earnings and revenue growth that we believe are sustainable. This approach helps us to control some of the risks implicit in growth-oriented stock investing.
   During the reporting period, we found the greatest number of investment opportunities meeting these criteria in health care. We invested from 35% to 40% of the Fund's assets in various medical product, biotechnology, pharmaceutical and service stocks, significantly more than the health care weighting of the S&P 500 Index. However, health care stocks, for the most part outside of biotechnology, are generally lower beta, defensive stocks. As higher-beta stocks led the markets rally during the period, our overweight in health care hurt performance overall versus the benchmark.
   Our biotechnology holdings generally delivered exceptionally strong performance during the period, supported by a rapidly increasing number of approved products with wide applications. Top-performing holdings included Genentech, Inc., which announced positive test results for Avistin, a new cancer-fighting drug; Amgen, Inc., which has emerged as a leading developer of biotechnology products; and Gilead Sciences, Inc., which is building a profitable franchise in the area of HIV treatment. The Fund's performance was also boosted by its investments in Teva Pharmaceutical Industries Ltd. and Stryker Corp. Teva is, in our opinion, a well-managed generic drug developer that is taking advantage of various expiring drug patents and an expedited government approval process for new generic equivalents. Stryker's revenues are growing with the success of its specialty medical products designed for joint replacement and reconstruction procedures.
   However, these gains were undermined by disappointments in other health care holdings. Specifically, Tenet Healthcare Corp., a hospital management company, experienced accounting problems in the fall of 2002 that caused the stocks to decline sharply and led


                          5 | OPPENHEIMER GROWTH FUND

FUND PERFORMANCE DISCUSSION

--------------------------------------------------------------------------------

us to sell the Fund's holdings. In addition, AmerisourceBergen Corp., a major pharmaceutical company, encountered a slowdown in sales and earnings that drove the stock price lower and led us to sell.
   The Fund also invested a relatively large percentage of assets in consumer discretionary stocks. While the overweighting of this area boosted the Fund's overall returns, our consumer-relate holdings included investments that contributed and detracted from the Fund's performance during the period. Retailer Bed Bath & Beyond, Inc. provided relatively strong returns, as did satellite entertainment provider EchoStar Communications Corp. and internet commerce company InterActiveCorp. On the other hand, Kohl's Corp. and Harley-Davidson, Inc., two long-time holdings, encountered various short- to intermediate-term difficulties that hurt stock prices and prompted us to trim the Fund's holdings. We sold the Fund's position in another holding, Concord EFS, Inc., an electronic transaction processor, that lost ground due to declining growth.
   As the period progressed, we found an increasing number of investment opportunities among stocks of technology companies reporting improved earnings and revenues. As a result, we increased the Fund's technology holdings from roughly 7% of the portfolio in September 2002 to over 20% by August 31, 2003. While these investments did not have a material impact on Fund performance during the reporting period, we believe they position the Fund to benefit from a continuation of the steady recovery the U.S. economy appears to be experiencing. Although we have slightly reduced the Fund's health care investments, we generally remain enthusiastic regarding the growth prospects for many biotechnology and generic drug companies, which make up a significant proportion of holdings. The Fund's portfolio holdings, allocations and strategies are subject to change.
Comparing the Fund's Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each Class of shares of the Fund held until August 31, 2003. In the case of Class A and Class B shares, performance is measured over a ten-year period. In the case of Class C shares, performance is measured from the inception of the Class on November 1, 1995 and in the case of Class Y shares, from the inception of the Class on June 1, 1994. In the case of Class N shares, performance is measured from inception of the Class on March 1, 2001. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class N shares, and reinvestment of all dividends and capital gains distributions.
   The Fund's performance is compared to the performance of the Standard & Poor's (S&P) 500 Index, a broad-based index of equity securities widely regarded as a general measure of the performance of the U.S. equity securities market. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effect of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the index shown.


                          6 | OPPENHEIMER GROWTH FUND

Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
     Oppenheimer Growth Fund (Class A)
     S&P 500 Index

[LINE CHART]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                           Value of Investment          S&P 500 Index
Date                              In Fund            Reinvested Monthly
----                              -------            ------------------
06/30/1993                          9,425                   10,000
09/30/1993                          9,611                   10,258
12/31/1993                          9,819                   10,495
03/31/1994                          9,606                   10,098
06/30/1994                          9,450                   10,140
09/30/1994                         10,081                   10,635
12/31/1994                         10,052                   10,633
03/31/1995                         11,022                   11,667
06/30/1995                         12,233                   12,779
09/30/1995                         13,258                   13,794
12/31/1995                         13,566                   14,624
03/31/1996                         14,376                   15,409
06/30/1996                         14,801                   16,099
08/31/1996 1                       14,917                   15,714
11/30/1996                         16,887                   18,343
02/28/1997                         17,520                   19,252
05/31/1997                         18,582                   20,760
08/31/1997                         20,142                   22,097
11/30/1997                         19,877                   23,571
02/28/1998                         21,137                   25,988
05/31/1998                         21,397                   27,124
08/31/1998                         17,802                   23,892
11/30/1998                         20,962                   29,154
02/28/1999                         22,142                   31,123
05/31/1999                         23,035                   32,829
08/31/1999                         24,813                   33,402
11/30/1999                         28,194                   35,245
02/29/2000                         37,716                   34,773
05/31/2000                         32,426                   36,265
08/31/2000                         41,462                   38,849
11/30/2000                         28,480                   33,756
02/28/2001                         24,997                   31,923
05/31/2001                         23,331                   32,440
08/31/2001                         20,783                   29,379
11/30/2001                         21,246                   29,633
02/28/2002                         20,259                   28,888
05/31/2002                         19,616                   27,952
08/31/2002                         17,299                   24,095
11/30/2002                         16,712                   24,741
02/28/2003                         15,411                   22,339
05/31/2003                         17,406                   25,697
08/31/2003                         18,286                   27,000


Average Annual Total Returns of Class A Shares of the Fund at 8/31/03 2
1-Year -0.37%     5-Year  -0.65%        10-Year  6.20%

Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
     Oppenheimer Growth Fund (Class B)
     S&P 500 Index

[LINE CHART]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                        Value of Investment            S&P 500 Index
Date                          In Fund                Reinvested Monthly
----                          -------                ------------------
08/31/1993                     10,000                      10,000
09/30/1993                     10,165                       9,923
12/31/1993                     10,360                      10,153
03/31/1994                     10,109                       9,769
06/30/1994                      9,928                       9,810
09/30/1994                     10,571                      10,288
12/31/1994                     10,516                      10,287
03/31/1995                     11,498                      11,287
06/30/1995                     12,730                      12,363
09/30/1995                     13,766                      13,345
12/31/1995                     14,053                      14,147
03/31/1996                     14,860                      14,907
06/30/1996                     15,271                      15,575
08/31/1996 1                   15,364                      15,202
11/30/1996                     17,356                      17,745
02/28/1997                     17,972                      18,625
05/31/1997                     19,023                      20,083
08/31/1997                     20,577                      21,377
11/30/1997                     20,268                      22,803
02/28/1998                     21,511                      25,141
05/31/1998                     21,729                      26,240
08/31/1998                     18,043                      23,113
11/30/1998                     21,203                      28,204
02/28/1999                     22,353                      30,109
05/31/1999                     23,204                      31,759
08/31/1999                     24,959                      32,314
11/30/1999                     28,360                      34,096
02/29/2000                     37,938                      33,640
05/31/2000                     32,617                      35,084
08/31/2000                     41,707                      37,583
11/30/2000                     28,648                      32,656
02/28/2001                     25,144                      30,883
05/31/2001                     23,469                      31,383
08/31/2001                     20,906                      28,422
11/30/2001                     21,371                      28,667
02/28/2002                     20,379                      27,947
05/31/2002                     19,731                      27,041
08/31/2002                     17,401                      23,310
11/30/2002                     16,811                      23,935
02/28/2003                     15,502                      21,611
05/31/2003                     17,509                      24,860
08/31/2003                     18,393                      26,120

Average Annual Total Returns of Class B Shares of the Fund at 8/31/03 2
1-Year  -0.18%     5-Year  -0.57%   10-Year  6.28%

1. The Fund changed its fiscal year end from June 30 to August 31.
2. See Notes on page 10 for further details.
The performance information for the S&P 500 Index in the graphs begins on 6/30/93 for Class A, 8/31/93 for Class B, 10/31/95 for Class C, 2/28/01 for
Class N and 5/31/94 for Class Y. Past performance cannot guarantee future results. Graphs are not drawn to same scale.


                          7 | OPPENHEIMER GROWTH FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
     Oppenheimer Growth Fund (Class C)
     S&P 500 Index

[LINE CHART]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                          Value of Investment             S&P 500 Index
Date                             In Fund               Reinvested Monthly
----                             -------               ------------------
11/01/1995                       10,000                       10,000
12/31/1995                       10,128                       10,640
03/31/1996                       10,711                       11,211
06/30/1996                       11,006                       11,713
08/31/1996 1                     11,073                       11,432
11/30/1996                       12,507                       13,345
02/28/1997                       12,952                       14,007
05/31/1997                       13,710                       15,104
08/31/1997                       14,830                       16,077
11/30/1997                       14,607                       17,149
02/28/1998                       15,502                       18,907
05/31/1998                       15,662                       19,734
08/31/1998                       13,001                       17,382
11/30/1998                       15,280                       21,211
02/28/1999                       16,107                       22,643
05/31/1988                       16,726                       23,884
08/31/1999                       17,977                       24,301
11/30/1999                       20,389                       25,642
02/29/2000                       27,225                       25,299
05/31/2000                       23,360                       26,385
08/31/2000                       29,819                       28,264
11/30/2000                       20,441                       24,559
02/28/2001                       17,908                       23,226
05/31/2001                       16,681                       23,602
08/31/2001                       14,831                       21,375
11/30/2001                       15,133                       21,559
02/28/2002                       14,403                       21,018
05/31/2002                       13,917                       20,336
08/31/2002                       12,252                       17,530
11/30/2002                       11,808                       18,000
02/28/2003                       10,867                       16,253
05/31/2003                       12,247                       18,696
08/31/2003                       12,844                       19,644


Average Annual Total Returns of Class C Shares of the Fund at 8/31/03 2
1-Year  3.83%    5-Year  -0.24%    Since Inception  3.25%

Class N Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
     Oppenheimer Growth Fund (Class N)
     S&P 500 Index

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                            Value of Investment         S&P 500 Index
Date                              In Fund            Reinvested Monthly
----                              -------            ------------------
03/01/2001                        10,000                   10,000
05/31/2001                         9,246                   10,162
08/31/2001                         8,231                    9,203
11/30/2001                         8,406                    9,283
02/28/2002                         8,011                    9,049
05/31/2002                         7,752                    8,756
08/31/2002                         6,823                    7,548
11/30/2002                         6,670                    7,750
02/28/2003                         6,152                    6,998
05/31/2003                         6,940                    8,050
08/31/2003                         7,288                    8,458

Average Annual Total Returns of Class N Shares of the Fund at 8/31/03 2
1-Year 5.67%         Since Inception -11.89%

1. The Fund changed its fiscal year end from June 30 to August 31.
2. See Notes on page 10 for further details.


                          8 | OPPENHEIMER GROWTH FUND

Class Y Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
     Oppenheimer Growth Fund (Class Y)
     S&P 500 Index

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

                    Value of Investment           S&P 500 Index
Date                      In Fund              Reinvested Monthly
----                      -------              ------------------
06/01/1994                 10,000                    10,000
06/30/1994                  9,487                     9,755
09/30/1994                 10,132                    10,231
12/31/1994                 10,103                    10,230
03/31/1995                 11,077                    11,224
06/30/1995                 12,294                    12,294
09/30/1995                 13,328                    13,271
12/31/1995                 13,641                    14,069
03/31/1996                 14,456                    14,824
06/30/1996                 14,889                    15,489
08/31/1996 1               15,009                    15,117
11/30/1996                 17,000                    17,647
02/28/1997                 17,648                    18,522
05/31/1997                 18,728                    19,972
08/31/1997                 20,316                    21,259
11/30/1997                 20,065                    22,677
02/28/1998                 21,350                    25,002
05/31/1998                 21,630                    26,095
08/31/1998                 18,005                    22,985
11/30/1998                 21,213                    28,048
02/28/1999                 22,421                    29,942
05/31/1999                 23,332                    31,583
08/31/1999                 25,161                    32,135
11/30/1999                 28,603                    33,907
02/29/2000                 38,284                    33,453
05/31/2000                 32,940                    34,889
08/31/2000                 42,159                    37,375
11/30/2000                 28,963                    32,475
02/28/2001                 25,437                    30,712
05/31/2001                 23,766                    31,209
08/31/2001                 21,176                    28,264
11/30/2001                 21,675                    28,508
02/28/2002                 20,680                    27,792
05/31/2002                 20,038                    26,891
08/31/2002                 17,682                    23,181
11/30/2002                 17,077                    23,803
02/28/2003                 15,764                    21,491
05/31/2003                 17,806                    24,722
08/31/2003                 18,718                    25,976


Average Annual Total Returns of Class Y Shares of the Fund at 8/31/03 2
1-Year 5.86%         5-Year 0.78%        Since Inception 7.01%

The performance information for the S&P 500 Index in the graphs begins on 6/30/93 for Class A, 8/31/93 for Class B, 10/31/95 for Class C, 2/28/01 for
Class N and 5/31/94 for Class Y.
Past performance cannot guarantee future results. Graphs are not drawn to same scale.


                          9 | OPPENHEIMER GROWTH FUND

NOTES
--------------------------------------------------------------------------------

In reviewing performance and rankings, please remember that past performance cannot guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund's performance may be subject to substantial fluctuations, and current performance may be more or less than the results shown. For updates on the Fund's performance, visit our website at www.oppenheimerfunds.com.
Total returns and the ending account values in the graph includes changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not reflect the deduction of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. For more complete information about the Fund, including charges, expenses and risks, please refer to the prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.CALL OPP (1.800.225.5677). Read the prospectus carefully before you invest or send money.

Class A shares of the Fund were first publicly offered on 3/15/73. Class A returns include the current maximum initial sales charge of 5.75%.

Class B shares of the Fund were first publicly offered on 8/17/93. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the "since inception" return for Class B uses Class A performance for the period after conversion, and the ending account value does not reflect the deduction of any sales charges. Class B shares are subject to an annual 0.75% asset-based sales charge.

Class C shares of the Fund were first publicly offered on 11/1/95. Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

Class N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.

Class Y shares of the Fund were first publicly offered on 6/1/94. Class Y shares are offered only to certain institutional investors under special agreement with the Distributor.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.



                          10 | OPPENHEIMER GROWTH FUND

STATEMENT OF INVESTMENTS  August 31, 2003

                                                                   Market Value
                                                      Shares         See Note 1
--------------------------------------------------------------------------------
 Common Stocks--91.4%
--------------------------------------------------------------------------------
 Consumer Discretionary--17.5%
--------------------------------------------------------------------------------
 Automobiles--1.2%
 Harley-Davidson, Inc.                               397,000       $ 19,778,540
--------------------------------------------------------------------------------
 Internet & Catalog Retail--4.8%
 InterActiveCorp 1                                 2,050,000         75,870,500
--------------------------------------------------------------------------------
 Media--6.1%
 EchoStar
 Communications
 Corp., Cl. A 1                                    2,250,000         83,025,000
--------------------------------------------------------------------------------
 Univision
 Communications,
 Inc., Cl. A 1                                       363,000         13,608,870
                                                                   -------------
                                                                     96,633,870

--------------------------------------------------------------------------------
 Multiline Retail--1.6%
 Kohl's Corp. 1                                      407,000         25,742,750
--------------------------------------------------------------------------------
 Specialty Retail--3.8%
 Bed Bath &
 Beyond, Inc. 1                                    1,391,000         59,854,730
--------------------------------------------------------------------------------
 Consumer Staples--5.7%
--------------------------------------------------------------------------------
 Food & Staples Retailing--4.9%
 Costco
 Wholesale Corp. 1                                   834,000         26,763,060
--------------------------------------------------------------------------------
 Wal-Mart Stores, Inc.                               542,000         32,070,140
--------------------------------------------------------------------------------
 Walgreen Co.                                        585,000         19,053,450
                                                                   -------------
                                                                     77,886,650

--------------------------------------------------------------------------------
 Personal Products--0.8%
 Avon Products, Inc.                                 200,000         12,820,000
--------------------------------------------------------------------------------
 Financials--11.5%
--------------------------------------------------------------------------------
 Diversified Financial Services--9.3%
 Citigroup, Inc.                                   1,000,000         43,350,000
--------------------------------------------------------------------------------
 Morgan Stanley                                      340,000         16,588,600
--------------------------------------------------------------------------------
 SLM Corp.                                         2,169,100         87,154,438
                                                                   -------------
                                                                    147,093,038

--------------------------------------------------------------------------------
 Insurance--1.9%
 AMBAC
 Financial Group, Inc.                               164,600         10,685,832
--------------------------------------------------------------------------------
 MBIA, Inc.                                          335,500         18,942,330
                                                                   -------------
                                                                     29,628,162

--------------------------------------------------------------------------------
 Thrifts & Mortgage Finance--0.3%
 Radian Group, Inc.                                  111,300          5,296,767


                                                                   Market Value
                                                      Shares         See Note 1
--------------------------------------------------------------------------------
 Health Care--32.7%
--------------------------------------------------------------------------------
 Biotechnology--13.9%
 Amgen, Inc. 1                                     1,250,000       $ 82,375,000
--------------------------------------------------------------------------------
 Genentech, Inc. 1                                   900,000         71,460,000
--------------------------------------------------------------------------------
 Gilead Sciences, Inc. 1                           1,000,400         66,726,680
                                                                   ------------
                                                                    220,561,680
--------------------------------------------------------------------------------
 Health Care Equipment & Supplies--10.8%
 Boston Scientific
 Corp. 1                                             360,000         21,636,000
--------------------------------------------------------------------------------
 Medtronic, Inc.                                   1,025,000         50,819,500
--------------------------------------------------------------------------------
 Stryker Corp.                                       714,800         54,181,840
--------------------------------------------------------------------------------
 Varian Medical
 Systems, Inc. 1                                     813,000         45,406,050
                                                                   -------------
                                                                    172,043,390

--------------------------------------------------------------------------------
 Pharmaceuticals--8.0%
 Eli Lilly & Co.                                     600,000         39,918,000
--------------------------------------------------------------------------------
 Mylan Laboratories,
 Inc                                                 200,000          7,280,000
--------------------------------------------------------------------------------
 Pfizer, Inc.                                      1,800,000         53,856,000
--------------------------------------------------------------------------------
 Teva Pharmaceutical
 Industries Ltd.,
 Sponsored ADR                                       440,000         25,833,280
                                                                   -------------
                                                                    126,887,280

--------------------------------------------------------------------------------
 Industrials--1.9%
--------------------------------------------------------------------------------
 Industrial Conglomerates--1.9%
 General Electric Co.                              1,010,000         29,865,700
--------------------------------------------------------------------------------
 Information Technology--22.1%
--------------------------------------------------------------------------------
 Communications Equipment--2.8%
 Scientific-Atlanta, Inc.                            890,600         30,280,400
--------------------------------------------------------------------------------
 UTStarcom, Inc. 1                                   350,000         15,036,000
                                                                   -------------
                                                                     45,316,400

--------------------------------------------------------------------------------
 Computers & Peripherals--6.2%
 Dell, Inc. 1                                      2,300,000         75,049,000
--------------------------------------------------------------------------------
 EMC Corp. 1                                         884,800         11,281,200
--------------------------------------------------------------------------------
 International Business
 Machines Corp.                                      140,000         11,481,400
                                                                   -------------
                                                                     97,811,600

--------------------------------------------------------------------------------
 Internet Software & Services--0.9%
 Yahoo!, Inc. 1                                      440,000         14,696,000
--------------------------------------------------------------------------------
 Semiconductors & Semiconductor Equipment--0.6%
 Texas Instruments, Inc.                             400,000          9,540,000



                          11 | OPPENHEIMER GROWTH FUND

STATEMENT OF INVESTMENTS  Continued

                                                                 Market Value
                                                Shares             See Note 1
-------------------------------------------------------------------------------
 Software--11.6%
 Microsoft Corp.                               3,000,000      $    79,560,000
-------------------------------------------------------------------------------
 Oracle Corp. 1                                3,000,000           38,340,000
-------------------------------------------------------------------------------
 Symantec Corp. 1                              1,150,000           66,044,500
-------------------------------------------------------------------------------
                                                                  183,944,500
                                                              -----------------
 Total Common Stocks
 (Cost $1,208,629,879)                                          1,451,271,557

-------------------------------------------------------------------------------
 Other Securities--4.2%
-------------------------------------------------------------------------------
 Nasdaq-100 Unit
 Investment Trust 1
 (Cost $49,973,816)                            2,000,000           66,780,000

                                              Principal
                                                 Amount
-------------------------------------------------------------------------------
 Short-Term Notes--1.2%
-------------------------------------------------------------------------------
 Windmill Funding Corp.,
 1.06%, 9/5/03
 (Cost $19,997,645)                      $    20,000,000          19,997,645

                                               Principal          Market Value
                                                  Amount            See Note 1
-------------------------------------------------------------------------------
 Joint Repurchase Agreements--3.4%
 Undivided interest of 7.09% in joint
 repurchase agreement (Principal Amount/
 Market Value $754,227,000, with a
 maturity value of $754,311,641) with
 PaineWebber, Inc., 1.01%, dated 8/29/03,
 to be repurchased at $53,451,998
 on 9/2/03, collateralized by Federal
 National Mortgage Assn., 5.50%,
 6/1/33, with a value of $770,199,757
 (Cost $53,446,000)                      $     53,446,000    $     53,446,000

-------------------------------------------------------------------------------
 Total Investments,
 at Value
 (Cost $1,332,047,340)                              100.2%      1,591,495,202
-------------------------------------------------------------------------------
 Liabilities in Excess
 of Other Assets                                     (0.2)         (3,718,187)
                                         --------------------------------------
 Net Assets                                         100.0%   $  1,587,777,015
                                         ======================================


Footnotes to Statement of Investments
1. Non-income producing security.

 See accompanying Notes to Financial Statements.



                          12 | OPPENHEIMER GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES  August 31, 2003

-----------------------------------------------------------------------------------------------
 Assets
 Investments, at value (cost $1,332,047,340)--see accompanying statement       $ 1,591,495,202
-----------------------------------------------------------------------------------------------
 Cash                                                                                  575,691
-----------------------------------------------------------------------------------------------
 Receivables and other assets:
 Shares of beneficial interest sold                                                    745,230
 Interest and dividends                                                                635,897
 Other                                                                                   2,451
                                                                               ----------------
 Total assets                                                                    1,593,454,471

-----------------------------------------------------------------------------------------------
 Liabilities

 Payables and other liabilities:
 Investments purchased                                                               2,142,500
 Shares of beneficial interest redeemed                                              1,498,032
 Distribution and service plan fees                                                    608,533
 Shareholder reports                                                                   560,613
 Trustees' compensation                                                                420,439
 Transfer and shareholder servicing agent fees                                         398,878
 Other                                                                                  48,461
                                                                               ----------------
 Total liabilities                                                                   5,677,456


-----------------------------------------------------------------------------------------------
 Net Assets                                                                    $ 1,587,777,015
                                                                               ================

-----------------------------------------------------------------------------------------------
 Composition of Net Assets

 Par value of shares of beneficial interest                                            $62,975
-----------------------------------------------------------------------------------------------
 Additional paid-in capital                                                      2,204,780,113
-----------------------------------------------------------------------------------------------
 Accumulated net investment loss                                                      (411,119)
-----------------------------------------------------------------------------------------------
 Accumulated net realized loss on investment transactions                         (876,102,816)
-----------------------------------------------------------------------------------------------
 Net unrealized appreciation on investments                                        259,447,862
                                                                               ----------------
 Net Assets                                                                     $1,587,777,015
                                                                               ================



                          13 | OPPENHEIMER GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES  Continued


----------------------------------------------------------------------------------------------
 Net Asset Value Per Share
 Class A Shares:
 Net asset value and redemption price per share (based on net assets of
 $1,165,626,781 and 45,577,915 shares of beneficial interest outstanding)               $25.57
 Maximum offering price per share (net asset value plus sales charge
 of 5.75% of offering price)                                                            $27.13
----------------------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $270,715,108
 and 11,325,938 shares of beneficial interest outstanding)                              $23.90
----------------------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $77,548,305
 and 3,191,144 shares of beneficial interest outstanding)                               $24.30
----------------------------------------------------------------------------------------------
 Class N Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $7,765,883
 and 303,456 shares of beneficial interest outstanding)                                 $25.59
----------------------------------------------------------------------------------------------
 Class Y Shares:
 Net asset value, redemption price and offering price per share (based on
 net assets of $66,120,938 and 2,576,469 shares of beneficial interest outstanding)     $25.66


 See accompanying Notes to Financial Statements.




                          14 | OPPENHEIMER GROWTH FUND

STATEMENT OF OPERATIONS  For the Year Ended August 31, 2003


------------------------------------------------------------------------------------------------
 Investment Income
 Dividends (net of foreign withholding taxes of $6,188)                           $   5,488,661
------------------------------------------------------------------------------------------------
 Interest                                                                             2,581,941
                                                                                  --------------
 Total investment income                                                              8,070,602

------------------------------------------------------------------------------------------------
 Expenses
 Management fees                                                                      9,902,838
------------------------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                                              2,547,799
 Class B                                                                              2,767,625
 Class C                                                                                721,584
 Class N                                                                                 25,007
------------------------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees:
 Class A                                                                              2,896,670
 Class B                                                                              1,544,569
 Class C                                                                                351,431
 Class N                                                                                  4,916
 Class Y                                                                                271,609
------------------------------------------------------------------------------------------------
 Shareholder reports                                                                    960,061
------------------------------------------------------------------------------------------------
 Trustees' compensation                                                                  79,451
------------------------------------------------------------------------------------------------
 Custodian fees and expenses                                                              7,845
------------------------------------------------------------------------------------------------
 Other                                                                                  104,344
                                                                                  --------------
 Total expenses                                                                      22,185,749
 Less reduction to custodian expenses                                                    (7,845)
 Less voluntary waiver of transfer and shareholder servicing agent fees--Class B       (647,334)
 Less voluntary waiver of transfer and shareholder servicing agent fees--Class C       (115,233)
 Less voluntary waiver of transfer and shareholder servicing agent fees--Class N         (4,916)
 Less voluntary waiver of transfer and shareholder servicing agent fees--Class Y        (52,696)
                                                                                  --------------
 Net expenses                                                                        21,357,725


------------------------------------------------------------------------------------------------
 Net Investment Loss                                                                (13,287,123)


------------------------------------------------------------------------------------------------
 Realized and Unrealized Gain (Loss)

 Net realized gain (loss) on:
 Investments (including premiums on options exercised)                             (203,812,732)
 Closing and expiration of option contracts written                                     247,265
                                                                                  --------------
 Net realized loss                                                                 (203,565,467)
------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation on investments                               293,432,431

------------------------------------------------------------------------------------------------
 Net Increase in Net Assets Resulting from Operations                             $  76,579,841
                                                                                  ==============


 See accompanying Notes to Financial Statements.


                          15 | OPPENHEIMER GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


 Year Ended August 31,                                                               2003                   2002
------------------------------------------------------------------------------------------------------------------
 Operations
 Net investment loss                                                       $  (13,287,123)        $  (14,549,925)
------------------------------------------------------------------------------------------------------------------
 Net realized loss                                                           (203,565,467)          (315,121,770)
------------------------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation (depreciation)                         293,432,431            (23,465,967)
                                                                          ----------------------------------------
 Net increase (decrease) in net assets resulting from operations               76,579,841           (353,137,662)

------------------------------------------------------------------------------------------------------------------
 Dividends and/or Distributions to Shareholders

 Dividends from net investment income:
 Class A                                                                             --               (7,204,260)
 Class B                                                                             --                     --
 Class C                                                                             --                     --
 Class N                                                                             --                   (7,852)
 Class Y                                                                             --                 (714,194)

------------------------------------------------------------------------------------------------------------------
 Beneficial Interest Transactions

 Net increase (decrease) in net assets resulting from beneficial interest transactions:
 Class A                                                                      (66,779,155)          (124,336,568)
 Class B                                                                      (56,820,589)           (92,299,250)
 Class C                                                                       (1,142,158)           (10,045,794)
 Class N                                                                        4,873,766              2,370,990
 Class Y                                                                       (3,927,695)            (6,698,416)

------------------------------------------------------------------------------------------------------------------
 Net Assets

 Total decrease                                                               (47,215,990)          (592,073,006)
------------------------------------------------------------------------------------------------------------------
 Beginning of period                                                        1,634,993,005          2,227,066,011
                                                                          ----------------------------------------
 End of period [including accumulated net investment
 loss of $411,119 and $402,691, respectively]                              $1,587,777,015         $1,634,993,005
                                                                          ========================================



 See accompanying Notes to Financial Statements.



                          16 | OPPENHEIMER GROWTH FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


 Class A            Year Ended August 31               2003           2002          2001         2000          1999
----------------------------------------------------------------------------------------------------------------------
 Per Share Operating Data

 Net asset value, beginning of period               $ 24.19        $ 29.20       $ 62.31      $ 39.77       $ 31.54
----------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                          (.15)          (.13)          .18         (.02)          .10
 Net realized and unrealized gain (loss)               1.53          (4.74)       (30.05)       25.42         11.69
                                                    ------------------------------------------------------------------
 Total from investment operations                      1.38          (4.87)       (29.87)       25.40         11.79
----------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                    --           (.14)           --         (.03)         (.48)
 Distributions from net realized gain                    --             --         (3.24)       (2.83)        (3.08)
                                                    ------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                         --           (.14)        (3.24)       (2.86)        (3.56)
----------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                     $ 25.57        $ 24.19       $ 29.20      $ 62.31       $ 39.77
                                                    ==================================================================

----------------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 1                    5.70%        (16.77)%      (49.87)%      67.10%        39.39%


----------------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)        $1,165,627     $1,173,027    $1,553,066   $3,176,435    $1,730,087
----------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)               $1,095,830     $1,430,735    $2,149,795   $2,390,125    $1,620,201
----------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 2
 Net investment income (loss)                         (0.69)%        (0.54)%        0.45%       (0.01)%        0.24%
 Total expenses                                        1.22% 3        1.31% 3       1.06% 3       1.01% 3      1.05% 3
----------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                 82%            60%           92%          49%          106%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
2. Annualized for periods of less than one full year.
3. Reduction to custodian expenses less than 0.01%.
See accompanying Notes to Financial Statements.


                          17 | OPPENHEIMER GROWTH FUND

FINANCIAL HIGHLIGHTS  Continued


 Class B      Year Ended August 31                     2003           2002          2001         2000          1999
----------------------------------------------------------------------------------------------------------------------
 Per Share Operating Data

 Net asset value, beginning of period               $ 22.80        $ 27.60       $ 59.55      $ 38.37       $ 30.54
----------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment loss                                   (.58)          (.54)         (.10)        (.21)         (.20)
 Net realized and unrealized gain (loss)               1.68          (4.26)       (28.61)       24.22         11.32
                                                     -----------------------------------------------------------------
 Total from investment operations                      1.10          (4.80)       (28.71)       24.01         11.12
----------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                    --             --            --           --          (.21)
 Distributions from net realized gain                    --             --         (3.24)       (2.83)        (3.08)
                                                     -----------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                         --             --         (3.24)       (2.83)        (3.29)
----------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                     $ 23.90        $ 22.80       $ 27.60      $ 59.55       $ 38.37
                                                    ==================================================================

----------------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 1                    4.83%        (17.39)%      (50.26)%      65.82%        38.27%


----------------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)          $270,715       $317,725      $483,298     $996,000      $445,629
----------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                 $276,668       $415,965      $692,159     $676,485      $410,058
----------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 2
 Net investment loss                                  (1.52)%        (1.30)%       (0.31)%      (0.78)%       (0.58)%
 Total expenses                                        2.29%          2.08%         1.83%        1.78%         1.86%
 Expenses after expense reimbursement
 or fee waiver and reduction to
 custodian expenses                                    2.06%           N/A 3,4       N/A 4        N/A 4         N/A 4
----------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                 82%            60%           92%          49%          106%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
2. Annualized for periods of less than one full year.
3. Voluntary waiver of transfer agent fees less than 0.01%.
4. Reduction to custodian expenses less than 0.01%.
See accompanying Notes to Financial Statements.


                          18 | OPPENHEIMER GROWTH FUND


 Class C      Year Ended August 31,                    2003           2002          2001         2000          1999
----------------------------------------------------------------------------------------------------------------------
 Per Share Operating Data

 Net asset value, beginning of period               $ 23.18        $ 28.06       $ 60.48      $ 38.92       $ 30.93
----------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment loss                                   (.36)          (.43)         (.04)        (.09)         (.20)
 Net realized and unrealized gain (loss)               1.48          (4.45)       (29.14)       24.48         11.47
                                                    ------------------------------------------------------------------
 Total from investment operations                      1.12          (4.88)       (29.18)       24.39         11.27
----------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                    --             --            --           --          (.21)
 Distributions from net realized gain                    --             --         (3.24)       (2.83)        (3.07)
                                                    ------------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                         --             --         (3.24)       (2.83)        (3.28)
----------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                     $ 24.30        $ 23.18       $ 28.06      $ 60.48       $ 38.92
                                                    ==================================================================

----------------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 1                    4.83%        (17.39)%      (50.26)%      65.87%        38.28%


----------------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)           $77,548        $75,229      $102,144     $176,150       $57,970
----------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                  $72,165        $93,082      $133,823     $103,076       $53,501
----------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 2
 Net investment loss                                  (1.52)%        (1.31)%       (0.32)%      (0.77)%       (0.58)%
 Total expenses                                        2.22%          2.08%         1.84%        1.78%         1.86%
 Expenses after expense reimbursement
 or fee waiver and reduction to
 custodian expenses                                    2.06%           N/A 3,4       N/A 4        N/A 4         N/A 4
----------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                 82%            60%           92%          49%          106%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
2. Annualized for periods of less than one full year.
3. Voluntary waiver of transfer agent fees less than 0.01%.
4. Reduction to custodian expenses less than 0.01%.
See accompanying Notes to Financial Statements.


                          19 | OPPENHEIMER GROWTH FUND

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------


 Class N     Year Ended August 31,                          2003      2002      2001 1
--------------------------------------------------------------------------------------
 Per Share Operating Data
 Net asset value, beginning of period                    $ 23.99   $ 29.13   $ 35.39
--------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment loss                                        (.04)     (.13) 2   (.01)
 Net realized and unrealized gain (loss)                    1.64     (4.78) 2  (6.25)
                                                         -----------------------------
 Total from investment operations                           1.60     (4.91)    (6.26)
--------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                         --      (.23)       --
 Distributions from net realized gain                         --        --        --
                                                         -----------------------------
 Total dividends and/or distributions to shareholders         --      (.23)       --
--------------------------------------------------------------------------------------
 Net asset value, end of period                          $ 25.59   $ 23.99   $ 29.13
                                                         =============================

--------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 3                         6.67%   (17.00)%  (17.69)%

--------------------------------------------------------------------------------------
 Ratios/Supplemental Data
 Net assets, end of period (in thousands)                 $7,766    $2,243      $274
--------------------------------------------------------------------------------------
 Average net assets (in thousands)                        $5,016    $1,623      $ 70
--------------------------------------------------------------------------------------
 Ratios to average net assets: 4
 Net investment loss                                       (0.39)%   (0.90)%   (0.33)%
 Total expenses                                             1.33%     1.57%     1.40%
 Expenses after expense reimbursement
 or fee waiver and reduction to
 custodian expenses                                         1.23%      N/A 5,6   N/A 6
--------------------------------------------------------------------------------------
 Portfolio turnover rate                                      82%       60%       92%

1. For the period from March 1, 2001 (inception of offering) to August 31, 2001.
2. Per share amounts calculated based on the average shares outstanding during the period.
3. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
4. Annualized for periods of less than one full year.
5. Voluntary waiver of transfer agent fees less than 0.01%.
6. Reduction to custodian expenses less than 0.01%.

See accompanying Notes to Financial Statements.


                          20 | OPPENHEIMER GROWTH FUND

 Class Y    Year Ended August 31,                2003          2002           2001         2000          1999
---------------------------------------------------------------------------------------------------------------
 Per Share Operating Data
 Net asset value, beginning of period         $ 24.24       $ 29.27        $ 62.33      $ 39.76       $ 31.54
---------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                    (.12)         (.06)           .28          .16           .18
 Net realized and unrealized gain (loss)         1.54         (4.73)        (30.10)       25.37         11.69
                                              -----------------------------------------------------------------
 Total from investment operations                1.42         (4.79)        (29.82)       25.53         11.87
---------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income              --          (.24)            --         (.13)         (.58)
 Distributions from net realized gain              --            --          (3.24)       (2.83)        (3.07)
                                              -----------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                   --          (.24)         (3.24)       (2.96)        (3.65)
---------------------------------------------------------------------------------------------------------------
 Net asset value, end of period               $ 25.66       $ 24.24        $ 29.27      $ 62.33       $ 39.76
                                              =================================================================

---------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 1              5.86%      (16.50)%       (49.77)%       67.56%        39.74%


---------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)     $66,121       $66,769       $ 88,284     $191,267      $ 93,936
---------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)            $61,965       $81,127       $124,168     $134,650      $116,615
---------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 2
 Net investment income (loss)                   (0.55)%       (0.25)%         0.67%        0.27%         0.65%
 Total expenses                                  1.17%         1.13%          0.86%        0.73%         0.80%
 Expenses after expense reimbursement
 or fee waiver and reduction to
 custodian expenses                              1.08%         1.02%            N/A 3       N/A 3         N/A 3
---------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                           82%           60%            92%          49%          106%



1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
2. Annualized for periods of less than one full year.
3. Reduction to custodian expenses less than 0.01%.

 See accompanying Notes to Financial Statements.


                          21 | OPPENHEIMER GROWTH FUND

NOTES TO FINANCIAL STATEMENTS



--------------------------------------------------------------------------------
 1. Significant Accounting Policies
 Oppenheimer Growth Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek capital appreciation. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).
    The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges. Earnings, net assets and net asset value per share may differ by minor amounts due to each class having its own expenses directly attributable to that class. Classes A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase.
    The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
 Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------
 Joint Repurchase Agreements. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated funds advised by the Manager, may transfer uninvested cash balances into joint trading accounts on a daily basis. Secured by U.S. government securities, these balances are invested in one or more repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.



                          22 | OPPENHEIMER GROWTH FUND

--------------------------------------------------------------------------------
 Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
 Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders, therefore, no federal income or excise tax provision is required.

 The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of investment for federal income tax purposes.

                                                                                       Net Unrealized
                                                                                   Appreciation Based
            Undistributed        Undistributed               Accumulated        on Cost of Securities
            Net Investment           Long-Term                      Loss           for Federal Income
            Income                        Gain        Carryforward 1,2,3                 Tax Purposes
            -----------------------------------------------------------------------------------------
            $--                            $--              $859,392,676                 $242,737,782

 1. As of August 31, 2003, the Fund had $764,742,807 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of August 31, 2003, details of the capital loss carryforwards were as follows:

                              Expiring
                              ----------------------
                              2009      $ 50,983,636
                              2010       391,696,099
                              2011       322,063,072
                                        ------------
                              Total     $764,742,807
                                        ============

 2. During the fiscal years ended August 31, 2003 and August 31, 2002, the Fund did not utilize any capital loss carryforwards.
 3. As of August 31, 2003, the Fund had $94,649,869 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2012.

 Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund. Accordingly, the following amounts have been reclassified for August 31, 2003. Net assets of the Fund were unaffected by the reclassifications.

                 From          To (From)                             Net
                 Ordinary        Capital     Tax Return       Investment
                 Loss        Gain (Loss)     of Capital             Loss
                 -------------------------------------------------------
                 $13,278,695         $--            $--      $13,278,733



                          23 | OPPENHEIMER GROWTH FUND

NOTES TO FINANCIAL STATEMENTS  Continued



 1. Significant Accounting Policies Continued
 The tax character of distributions paid during the years ended August 31, 2003 and August 31, 2002 was as follows:
                                           Year Ended             Year Ended
                                      August 31, 2003        August 31, 2002
    ------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                              $--             $7,926,306

 The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investments for federal income tax purposes as of August 31, 2003 are noted below. The primary difference between book and tax appreciation or depreciation of investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

                 Federal tax cost               $1,348,757,420
                                                ==============

                 Gross unrealized appreciation  $  291,757,563
                 Gross unrealized depreciation     (49,019,781)
                                                --------------
                 Net unrealized appreciation    $  242,737,782
                                                ==============

--------------------------------------------------------------------------------
 Trustees' Compensation. The Fund has adopted an unfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended August 31, 2003, the Fund's projected benefit obligations were increased by $29,835 and payments of $21,407 were made to retired trustees, resulting in an accumulated liability of $411,185 as of August 31, 2003.
    The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or are invested in other selected Oppenheimer funds. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.
--------------------------------------------------------------------------------
 Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually.
--------------------------------------------------------------------------------
 Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.
--------------------------------------------------------------------------------
 Expense Offset Arrangement. The reduction of custodian fees represents earnings on cash balances maintained by the Fund.



                          24 | OPPENHEIMER GROWTH FUND

--------------------------------------------------------------------------------
 Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
--------------------------------------------------------------------------------
 Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
--------------------------------------------------------------------------------
 2. Shares of Beneficial Interest
 The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                             Year Ended August 31, 2003             Year Ended August 31, 2002
                                Shares           Amount                 Shares          Amount
-----------------------------------------------------------------------------------------------
 Class A
 Sold                        7,473,993    $ 175,173,916             6,933,882    $ 195,310,273
 Dividends and/or
 distributions reinvested           --               --               229,470        6,758,016
 Redeemed                  (10,385,203)    (241,953,071)          (11,867,029)    (326,404,857)
                           --------------------------------------------------------------------
 Net decrease               (2,911,210)   $ (66,779,155)           (4,703,677)   $(124,336,568)
                           ====================================================================

-----------------------------------------------------------------------------------------------
 Class B
 Sold                        2,646,013    $  58,067,246             2,659,840    $  70,453,666
 Dividends and/or
 distributions reinvested           --               --                    --               --
 Redeemed                   (5,257,802)    (114,887,835)           (6,235,475)    (162,752,916)
                           --------------------------------------------------------------------
 Net decrease               (2,611,789)   $ (56,820,589)           (3,575,635)   $ (92,299,250)
                           ====================================================================

-----------------------------------------------------------------------------------------------
 Class C
 Sold                        1,014,973    $  22,640,168             1,099,282    $  29,093,790
 Dividends and/or
 distributions reinvested           --               --                    --               --
 Redeemed                   (1,069,585)     (23,782,326)           (1,493,796)     (39,139,584)
                           --------------------------------------------------------------------
 Net decrease                  (54,612)   $  (1,142,158)             (394,514)   $ (10,045,794)
                           ====================================================================

-----------------------------------------------------------------------------------------------
 Class N
 Sold                          286,041    $   6,661,490               140,675    $   3,970,419
 Dividends and/or
 distributions reinvested           --               --                   268            7,845
 Redeemed                      (76,061)      (1,787,724)              (56,863)      (1,607,274)
                           --------------------------------------------------------------------
 Net increase                  209,980    $   4,873,766                84,080    $   2,370,990
                           ====================================================================

-----------------------------------------------------------------------------------------------
 Class Y
 Sold                          859,150    $   20,232,976               877,421   $  24,490,320
 Dividends and/or
 distributions reinvested           --               --                24,235          713,722
 Redeemed                   (1,037,240)     (24,160,671)           (1,162,874)     (31,902,458)
                           --------------------------------------------------------------------
 Net decrease                 (178,090)   $  (3,927,695)             (261,218)   $  (6,698,416)
                           ====================================================================


                          25 | OPPENHEIMER GROWTH FUND

NOTES TO FINANCIAL STATEMENTS  Continued



--------------------------------------------------------------------------------
 3. Purchases and Sales of Securities
 The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended August 31, 2003, were $1,172,921,164 and $1,098,539,539, respectively.

--------------------------------------------------------------------------------
 4. Fees and Other Transactions with Affiliates
 Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of 0.75% of the first $200 million of average annual net assets of the Fund, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $700 million, 0.58% of the next $1.0 billion, 0.56% of the next $2.0 billion, and 0.54% of the average annual net assets in excess of $4.5 billion.

--------------------------------------------------------------------------------
 Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended August 31, 2003, the Fund paid $4,662,228 to OFS for services to the Fund.
    Additionally, Class Y shares are subject to minimum fees of $5,000 for assets of less than $10 million and $10,000 for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
    OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees up to an annual rate of 0.35% of average annual net assets for all classes. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
 Distribution and Service Plan (12b-1) Fees. Under its General Distributor's Agreement with the Manager, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

 The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                       Aggregate         Class A      Concessions      Concessions     Concessions       Concessions
                       Front-End       Front-End       on Class A       on Class B      on Class C        on Class N
                   Sales Charges   Sales Charges           Shares           Shares          Shares            Shares
                      on Class A     Retained by      Advanced by      Advanced by     Advanced by       Advanced by
Year Ended                Shares     Distributor    Distributor 1    Distributor 1   Distributor 1     Distributor 1
--------------------------------------------------------------------------------------------------------------------
August 31, 2003       $1,836,257        $504,366         $167,457       $1,509,600        $137,651           $52,686


 1. The Distributor advances concession payments to dealers for certain sales of Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.

                               Class A       Class B        Class C        Class N
                            Contingent    Contingent     Contingent     Contingent
                              Deferred      Deferred       Deferred       Deferred
                         Sales Charges Sales Charges  Sales Charges  Sales Charges
                           Retained by   Retained by    Retained by    Retained by
 Year Ended                Distributor   Distributor    Distributor    Distributor
-----------------------------------------------------------------------------------
 August 31, 2003               $20,149      $916,315        $19,351        $17,676



                          26 | OPPENHEIMER GROWTH FUND

--------------------------------------------------------------------------------
 Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A Shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. For the year ended August 31, 2003, expense under the Class A Plan totaled $2,547,799, all of which were paid by the Distributor to recipients, which included $19,630 retained by the Distributor and $129,739 which was paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.
--------------------------------------------------------------------------------
 Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B shares and on Class C shares and the Fund pays the Distributor an annual asset-based sales charge of 0.25% per year on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan.

 Distribution fees paid to the Distributor for the year ended August 31, 2003, were as follows:

                                                                            Distributor's
                                                          Distributor's         Aggregate
                                                              Aggregate      Unreimbursed
                                                           Unreimbursed     Expenses as %
                       Total Payments    Amount Retained       Expenses     of Net Assets
                           Under Plan     by Distributor     Under Plan          of Class
------------------------------------------------------------------------------------------
 Class B Plan              $2,767,625         $2,165,757    $10,652,942              3.94%
 Class C Plan                 721,584            147,345      1,777,310              2.29
 Class N Plan                  25,007             20,747        133,158              1.71

--------------------------------------------------------------------------------
 5. Option Activity
 The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.
    The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.
    Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.



                          27 | OPPENHEIMER GROWTH FUND

NOTES TO FINANCIAL STATEMENTS  Continued


--------------------------------------------------------------------------------
 5. Option Activity Continued
    Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a note to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Realized gains and losses are reported in the Statement of Operations.
    The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

 Written option activity for the year ended August 31, 2003 was as follows:

                                                           Call Options
                                           -----------------------------
                                            Number of         Amount of
                                            Contracts          Premiums
                 ------------------------------------------------------
                 Options outstanding as of
                 August 31, 2002                   --          $     --
                 Options written                3,000           530,992
                 Options closed or expired     (1,397)         (247,265
                 Options exercised             (1,603)         (283,727
                                           -----------------------------
                 Options outstanding as of
                 August 31, 2003                   --          $     --
                                           =============================


-----------------------------------------------------------------------
 6. Borrowing and Lending Arrangements
 The Fund entered into an "interfund borrowing and lending arrangement" with other funds in the Oppenheimer funds complex, to allow funds to borrow for liquidity purposes. The arrangement was initiated pursuant to exemptive relief granted by the Securities and Exchange Commission to allow these affiliated funds to lend money to, and borrow money from, each other, in an attempt to reduce borrowing costs below those of bank loan facilities. Under the arrangement the Fund may lend money to other Oppenheimer funds and may borrow from other Oppenheimer funds at a rate set by the Fund's Board of Trustees, based upon a recommendation by the Manager. The Fund's borrowings, if any, are subject to asset coverage requirements under the Investment Company Act and the provisions of the SEC order and other applicable regulations. If the Fund borrows money, there is a risk that the loan could be called on one day's notice, in which case the Fund might have to borrow from a bank at higher rates if a loan were not available from another Oppenheimer fund. If the Fund lends money to another fund, it will be subject to the risk that the other fund might not repay the loan in a timely manner, or at all.
    The Fund had no interfund borrowings or loans outstanding during the year ended or at August 31, 2003.


                          28 | OPPENHEIMER GROWTH FUND

INDEPENDENT AUDITORS' REPORT


--------------------------------------------------------------------------------
 The Board of Trustees and Shareholders of
 Oppenheimer Growth Fund:
 We have audited the accompanying statement of assets and liabilities of Oppenheimer Growth Fund, including the statement of investments, as of August 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2003, by correspondence with the custodian and broker or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Growth Fund as of August 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.





 KPMG LLP

 Denver, Colorado
 September 22, 2003



                          29 | OPPENHEIMER GROWTH FUND

FEDERAL INCOME TAX INFORMATION  Unaudited

--------------------------------------------------------------------------------
 In early 2004, if applicable, shareholders of record will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2003. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
    The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

PORTFOLIO PROXY VOTING
POLICIES AND PROCEDURES  Unaudited

--------------------------------------------------------------------------------
 The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities ("portfolio proxies") held by the Fund. A description of the Fund's Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.225.5677, (ii) on the Fund's website at www.oppenheimerfunds.com, and (iii) on the SEC's website at www.sec.gov. In addition, the Fund will be required to file new Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The first such filing is due no later than August 31, 2004, for the twelve months ended June 30, 2004. Once filed, the Fund's Form N-PX filing will be available (i) without charge, upon request, by calling the Fund toll-free at 1.800.225.5677, and (ii) on the SEC's website at www.sec.gov.



                          30 | OPPENHEIMER GROWTH FUND

TRUSTEES AND OFFICERS  Unaudited

----------------------------------------------------------------------------------------------------------------
Name, Position(s) Held with   Principal Occupation(s) During Past 5 Years; Other Trusteeships/Directorships Held
Fund, Length of Service, Age  by Trustee; Number of Portfolios in Fund Complex Currently Overseen by Trustee
INDEPENDENT                   The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial,
TRUSTEES                      CO 80112-3924. Each Trustee serves for an indefinite term, until his or her resignation, retirement, death or removal.

Clayton K. Yeutter,           Of Counsel (since 1993), Hogan & Hartson (a law firm). Other directorships:
Chairman of the Board         Weyerhaeuser Corp. (since 1999) and Danielson Holding Corp. (since 2002);
of Trustees (since 2003),     formerly a director of Caterpillar, Inc. (1993-December 2002). Oversees 29
Trustee (since 1991)          portfolios in the OppenheimerFunds complex.
Age: 72

Robert G. Galli,              A trustee or director of other Oppenheimer funds. Formerly Trustee (May 2000-
Trustee (since 1996)          2002) of Research Foundation of AIMR (investment research, non-profit) and
Age: 70                       Vice Chairman (October 1995-December 1997) of OppenheimerFunds, Inc.
                              (the Manager). Oversees 39 portfolios in the OppenheimerFunds complex.

Phillip A. Griffiths,         A director (since 1991) of the Institute for Advanced Study, Princeton, N.J.,
Trustee (since 1999)          a director (since 2001) of GSI Lumonics, a trustee (since 1983) of Woodward
Age: 64                       Academy, a Senior Advisor (since 2001) of The Andrew W. Mellon Foundation. A member of: the National Academy of Sciences (since 1979), American Academy of Arts and Sciences (since 1995), American Philosophical Society (since 1996)
                              and Council on Foreign Relations (since 2002). Formerly a director of Bankers
                              Trust New York Corporation (1994-1999). Oversees 29 portfolios in the
                              OppenheimerFunds complex.

Joel W. Motley,               Director (since 2002) Columbia Equity Financial Corp. (privately-held financial
Trustee (since 2002)          adviser); Managing Director (since 2002) Carmona Motley, Inc. (privately-held
Age: 51                       financial adviser); Formerly he held the following positions: Managing Director
                              (January 1998-December 2001), Carmona Motley Hoffman Inc. (privately-held financial adviser); Managing Director (January 1992-December 1997), Carmona
                              Motley & Co. (privately-held financial adviser). Oversees 29 portfolios in the
                              OppenheimerFunds complex.

Kenneth A. Randall,           A director of Dominion Resources, Inc. (electric utility holding company) and
Trustee (since 1980)          Prime Retail, Inc. (real estate investment trust); formerly a director of
Age: 76                       Dominion Energy, Inc. (electric power and oil & gas producer), President and Chief
                              Executive Officer of The Conference Board, Inc. (international economic and business research) and a director of Lumbermens Mutual Casualty Company,
                              American Motorists Insurance Company and American Manufacturers Mutual
                              Insurance Company. Oversees 29 portfolios in the OppenheimerFunds complex.

Edward V. Regan,              President, Baruch College, CUNY; a director of RBAsset (real estate manager); a
Trustee (since 1993)          director of OffitBank; formerly Trustee, Financial Accounting Foundation (FASB
Age: 73                       and GASB), Senior Fellow of Jerome Levy Economics Institute, Bard College,
                              Chairman of Municipal Assistance Corporation for the City of New York, New
                              York State Comptroller and Trustee of New York State and Local Retirement
                              Fund. Oversees 29 investment companies in the OppenheimerFunds complex.

Russell S. Reynolds, Jr.,     Chairman (since 1993) of The Directorship Search Group, Inc. (corporate
Trustee (since 1989)          governance consulting and executive recruiting); a life trustee of International
Age: 71                       House (non-profit educational organization), and a trustee (since 1996) of the
                              Greenwich Historical Society. Oversees 29 portfolios in the OppenheimerFunds complex.


                          31 | OPPENHEIMER GROWTH FUND

TRUSTEES AND OFFICERS  Unaudited / Continued



Donald W. Spiro,              Chairman Emeritus (since January 1991) of the Manager. Formerly a director
Vice Chairman of the          (January 1969-August 1999) of the Manager. Oversees 29 portfolios in the
Board of Trustees,            OppenheimerFunds complex.
Trustee (since 1985)
Age: 77

------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE            The address of Mr. Murphy in the chart below is 498 Seventh Avenue, New York,
AND OFFICER                   NY 10018. Mr. Murphy serves for an indefinite term, until his resignation, death
                              or removal.

John V. Murphy,               Chairman, Chief Executive Officer and director (since June 2001) and President
President and Trustee,        (since September 2000) of the Manager; President and a director or trustee
Trustee (since 2001)          of other Oppenheimer funds; President and a director (since July 2001) of
Age: 54                       Oppenheimer Acquisition Corp. (the Manager's parent holding company) and of Oppenheimer Partnership Holdings, Inc. (a holding company subsidiary of the
                              Manager); a director (since November 2001) of OppenheimerFunds Distributor,
                              Inc. (a subsidiary of the Manager); Chairman and a director (since July 2001)
                              of Shareholder Services, Inc. and of Shareholder Financial Services, Inc.
                              (transfer agent subsidiaries of the Manager); President and a director (since July
                              2001) of OppenheimerFunds Legacy Program (a charitable trust program established by the Manager); a director of the investment advisory subsidiaries of the
                              Manager: OFI Institutional Asset Management, Inc. and Centennial Asset Management
                              Corporation (since November 2001), HarbourView Asset Management
                              Corporation and OFI Private Investments, Inc. (since July 2001); President
                              (since November 1, 2001) and a director (since July 2001) of Oppenheimer Real
                              Asset Management, Inc.; a director (since November 2001) of Trinity Investment
                              Management Corp. and Tremont Advisers, Inc. (investment advisory affiliates of the Manager); Executive Vice President (since February 1997) of Massachusetts
                              Mutual Life Insurance Company (the Manager's parent company); a director
                              (since June 1995) of DLB Acquisition Corporation (a holding company that owns the shares of David L. Babson & Company, Inc.); formerly, Chief Operating
                              Officer (September 2000-June 2001) of the Manager; President and trustee
                              (November 1999-November 2001) of MML Series Investment Fund and
                              MassMutual Institutional Funds (open-end investment companies); a director
                              (September 1999-August 2000) of C.M. Life Insurance Company; President,
                              Chief Executive Officer and director (September 1999-August 2000) of MML
                              Bay State Life Insurance Company; a director (June 1989-June 1998) of Emerald
                              Isle Bancorp and Hibernia Savings Bank (a wholly-owned subsidiary of Emerald
                              Isle Bancorp). Oversees 75 portfolios in the OppenheimerFunds complex.

------------------------------------------------------------------------------------------------------------
OFFICERS                      The address of the Officers in the chart below is as follows: for Messrs. Bartlett and Zack, 498 Seventh Avenue, New York, NY 10018, for Mr. Wixted, 6803 S.
                              Tucson Way, Centennial, CO 80112-3924. Each Officer serves for an annual term or until his or her earlier resignation, death or removal.

Bruce Bartlett,               Senior Vice President (since January 1999) of the Manager; an officer of 5 port-
Vice President (since 1998)   folios in the OppenheimerFunds complex; formerly Vice President and Portfolio
Age: 53                       Manager of the Manager (April 1995 - December 1998).



                          32 | OPPENHEIMER GROWTH FUND


Brian W. Wixted,              Senior Vice President and Treasurer (since March 1999) of the Manager;
Treasurer (since 1999)        Treasurer (since March 1999) of HarbourView Asset Management Corporation,
Age: 43                       Shareholder Services, Inc., Oppenheimer Real Asset Management Corporation,
                              Shareholder Financial Services, Inc., Oppenheimer Partnership Holdings, Inc.,
                              OFI Private Investments, Inc. (since March 2000), OppenheimerFunds International
                              Ltd. and OppenheimerFunds plc (since May 2000) and OFI Institutional Asset
                              Management, Inc. (since November 2000) (offshore fund management sub-
                              sidiaries of the Manager); Treasurer and Chief Financial Officer (since May
                              2000) of Oppenheimer Trust Company (a trust company subsidiary of the Manager);
                              Assistant Treasurer (since March 1999) of Oppenheimer Acquisition Corp. and
                              OppenheimerFunds Legacy Program (since April 2000); formerly Principal and
                              Chief Operating Officer (March 1995-March 1999), Bankers Trust Company-
                              Mutual Fund Services Division. An officer of 91 portfolios in the
                              OppenheimerFunds complex.

Robert G. Zack,               Senior Vice President (since May 1985) and General Counsel (since February
Secretary (since 2001)        2002) of the Manager; General Counsel and a director (since November 2001) of
Age: 55                       OppenheimerFunds Distributor, Inc.; Senior Vice President and General Counsel
                              (since November 2001) of HarbourView Asset Management Corporation; Vice
                              President and a director (since November 2000) of Oppenheimer Partnership
                              Holdings, Inc.; Senior Vice President, General Counsel and a director (since
                              November 2001) of Shareholder Services, Inc., Shareholder Financial Services,
                              Inc., OFI Private Investments, Inc., Oppenheimer Trust Company and OFI Institutional
                              Asset Management, Inc.; General Counsel (since November 2001) of Centennial
                              Asset Management Corporation; a director (since November 2001) of
                              Oppenheimer Real Asset Management, Inc.; Assistant Secretary and a director
                              (since November 2001) of OppenheimerFunds International Ltd.; Vice President
                              (since November 2001) of OppenheimerFunds Legacy Program; Secretary
                              (since November 2001) of Oppenheimer Acquisition Corp.; formerly Acting
                              General Counsel (November 2001-February 2002) and Associate General
                              Counsel (May 1981-October 2001) of the Manager; Assistant Secretary of
                              Shareholder Services, Inc. (May 1985-November 2001), Shareholder Financial
                              Services, Inc. (November 1989-November 2001); OppenheimerFunds Interna-
                              tional Ltd. and OppenheimerFunds plc (October 1997-November 2001). An
                              officer of 91 portfolios in the OppenheimerFunds complex.

The Fund's Statement of Additional Information contains additional information about the Fund's Trustees and is available without charge upon request.


                          33 | OPPENHEIMER GROWTH FUND

ITEM 2.  CODE OF ETHICS

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

                  The Board of Trustees of the Fund has determined that Edward
V. Regan, the Chairman of the Board's Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an "audit committee financial expert," and has designated Mr. Regan as the Audit Committee's financial expert. Mr. Regan is an "independent" Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES - NOT REQUIRED

ITEM 5.  NOT APPLICABLE

ITEM 6.  RESERVED

ITEM 7.  NOT APPLICABLE

ITEM 8.  RESERVED

ITEM 9.  CONTROLS AND PROCEDURES

          (a) Based on their evaluation of registrant's disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act of 1940 (17 CFR 270.30a-2(c)) as of August 31, 2003, registrant's principal executive officer and principal financial officer found registrant's disclosure controls and procedures to be appropriately designed to ensure that information required to be disclosed by registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.
          (b) There have been no significant changes in registrant's internal controls or in other factors that could significantly affect registrant's internal controls subsequent to the date of the most recent evaluation as indicated, including no significant deficiencies or material weaknesses that required corrective action.



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ITEM 10.  EXHIBITS.

(A) EXHIBIT ATTACHED HERETO. (ATTACH CODE OF ETHICS AS EXHIBIT)

(B) EXHIBITS ATTACHED HERETO. (ATTACH CERTIFICATIONS AS EXHIBITS)